UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 10, 2011

GLOBAL CONDIMENTS, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-164285	27-1458154
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

415 East Calder Way, State College, Pennsylvania, 16801
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (814) 237-0134

_________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers, Election of Directors, Appointment of Certain Officers, Compensatory Arrangements of Certain Officers.

On March 10, 2011, the Board of Directors of Global Condiments, Inc. (the “Company”), appointed Jean M. Vonada to serve as Secretary of Global Condiments, Inc. Such appointment will continue until the next annual meeting.

Jean M. Vonada was born  May 17, 1957.  Ms. Vonada’s education is in Business Management with an emphasis in accounting and has  over 25 years of experience in business management, general management and accounting.     For the past 10 years Jean has worked in the capacity of General Manager of Sowers Street Eateries, Inc ., as well as senior staff accountant for Greenwich Court Realty, in State College, PA.  Prior to those roles she held positions of ever increasing responsibility with a number of organizations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 10, 2011

By: /s/ Charles C. Herlocher
Charles C. Herlocher
President and Chief Executive Officer